Exhibit 99.2

Victorville Treasure Holdings, LLC

DBA Holiday Inn Victorville

1

Victorville Treasure Holdings, LLC

DBA Holiday Inn Victorville

Balance Sheets

	June 30, 2025	December 31, 2024
	(Unaudited)

Assets
Current Assets
Cash	$555,299	$60,017
Accounts receivable	75,533	78,907
Notes receivable	1,547,000	-
Accrued interest receivable	34,883	-
Inventory	37,854	35,112
Prepaids and other	178,677	113,044
Total Current Assets	2,429,246	287,080

Property and equipment - net	4,308,993	4,358,834

Total Assets	$6,738,239	$4,645,914

Liabilities and Members’ Deficit

Current Liabilities
Accounts payable and accrued liabilities	$1,806,508	$1,549,716
Mortgage note payable	427,352	327,994
Notes payable	3,165,800	-
Total Current Liabilities	5,399,660	1,877,710

Long Term Liabilities
Mortgage note payable	9,100,931	9,319,027
Total Long Term Liabilities	9,100,931	9,319,027

Total Liabilities	14,500,591	11,196,737

Members’ Deficit	(7,762,352)	(6,550,823)

Total Liabilities and Members’ Deficit	$6,738,239	$4,645,914

The accompanying notes are an integral part of these unaudited financial statements

2

Victorville Treasure Holdings, LLC

DBA Holiday Inn Victorville

Statements of Operations

(Unaudited)

	For the Six Months Ended June 30,
	2025	2024

Revenues	$1,993,519	$2,366,293

Costs and expenses
Cost of revenues	646,432	595,414
General and administrative expenses	1,487,079	1,644,651
Total costs and expenses	2,133,511	2,240,065

Income (loss) from operations	(139,992)	126,228

Other income (expense)
Interest income	34,890	-
Interest expense	(356,615)	(233,493)
Total other expense - net	(321,725)	(233,493)

Net loss	$(461,717)	$(107,265)

The accompanying notes are an integral part of these unaudited financial statements

3

Victorville Treasure Holdings, LLC

DBA Holiday Inn Victorville

Statement of Changes in Members’ Deficit

For the Six Months Ended June 30, 2025

(Unaudited)

Members’
Deficit

December 31, 2023	$(6,636,906)

Contributions	4,125,266

Distributions	(3,025,186)

Net loss	(1,013,997)

December 31, 2024	(6,550,823)

Distributions	(749,812)

Net loss	(461,717)

June 30, 2025	$(7,762,352)

The accompanying notes are an integral part of these unaudited financial statements

4

Victorville Treasure Holdings, LLC

DBA Holiday Inn Victorville

Statements of Cash Flows

(Unaudited)

	For the Six Months Ended June 30,
	2025	2024

Operating activities
Net loss	$(461,717)	$(107,265)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Depreciation	98,738	91,969
Amortization of debt discount	38,300	-
Changes in operating assets and liabilities
(Increase) decrease in
Accounts receivable	3,374	(9,981)
Accrued interest receivable	(34,883)	-
Inventory	(2,742)	(6,535)
Prepaids and other	(65,633)	(40,637)
Increase (decrease) in
Accounts payable and accrued liabilities	256,792	393,705
Net cash provided by (used in) operating activities	(167,771)	321,255

Investing activities
Cash paid for building improvements	(48,897)	(91,905)
Advances to Nightfood Holdings, Inc.	(1,547,000)	-
Net cash used in investing activities	(1,595,897)	(91,905)

Financing activities
Proceeds from notes payable	3,127,500	-
Repayments on mortgage note payable	(118,738)	(126,048)
Contributions	-	-
Distributions	(749,812)	(54,903)
Net cash used in financing activities	2,258,950	(180,951)

Net increase in cash	495,282	48,399

Cash - beginning of period	60,017	70,689

Cash - end of period	$555,299	$119,088

Supplemental disclosure of cash flow information
Cash paid for interest	$245,285	$126,048
Cash paid for income tax	$-	$-

Supplemental disclosure of non-cash investing and financing activities
Original issue discount in connection with note payable	$347,500	$-

The accompanying notes are an integral part of these financial statements

5

VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO UNAUDITED FINANCIAL STATEMENTS

JUNE 30,2025

Note 1 - Organization and Nature of Operations

Organization and Nature of Operations

Victorville Treasure Holdings, LLC DBA Holiday Inn (“Victorville,” “VV,” “we,” “our,” or the “Company”), a California limited liability company formed in 2014, owns and operates the Holiday Inn – Victorville. The hotel, located at 15494 Palmdale Road in Victorville, California, consists of 155 guest rooms and provides full-service lodging accommodations and amenities to business and leisure travelers (the “Property”).

Acquisition by Nightfood Holdings, Inc.

On August 27, 2025, the Company was acquired by Nightfood Holdings, Inc. (“NGTF”) through a share exchange agreement under which Nightfood Holdings obtained 100% of the Company’s issued and outstanding equity interests. In exchange, the Company’s equity holders received 216,667 shares of Nightfood Holdings’ Series C Convertible Preferred Stock, valued at $39,000,060. The agreement also provides for additional contingent consideration of up to 41,667 shares of Series C Convertible Preferred Stock, with a potential value of $7,125,000.

Based on the as-converted value of the underlying common shares as of the acquisition date, the total estimated fair value of the consideration was $46,125,000.

Following the completion of the transaction, Victorville became a wholly owned subsidiary of Nightfood Holdings, Inc. The purchase price allocation and the related accounting for the acquisition will be prepared and reported by Nightfood Holdings, Inc. within its consolidated financial statements.

Additional details regarding the acquisition are provided in the Form 8-K filed with the U.S. Securities and Exchange Commission on September 3, 2025.

Financial Statement Filing Requirements

These financial statements are being presented in accordance with the requirements of Rule 3-05 of Regulation S-X, as they are included to satisfy the SEC’s financial reporting requirements applicable to significant business acquisitions. Accordingly, the accompanying financial statements represent the historical financial information of the Company prior to its acquisition by Nightfood Holdings, Inc.

6

VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO UNAUDITED FINANCIAL STATEMENTS

JUNE 30,2025

The Company’s operations are organized as follows:

Hospitality Operations

The Company owns the underlying real estate, buildings and improvements, equipment, and hotel operating assets necessary to conduct operations at the Property. The Company is responsible for funding working capital requirements, maintaining the physical condition of the Property, and ensuring that hotel operations comply with applicable brand standards, regulatory requirements, and contractual obligations.

Franchise Agreement

The Property is operated under a long-term franchise agreement with Holiday Inn, granting the Company the right to operate the hotel under the Holiday Inn brand. The agreement provides access to Holiday Inn’s trademarks, reservation systems, marketing programs, and brand-standard operating procedures. In exchange, the Company pays various franchise-related fees, including:

●	Royalty fees based on a percentage of room revenue;
●	Marketing, loyalty program, and reservation assessments supporting brand-wide advertising and distribution systems; and
●	System fees associated with required technology platforms and brand programs.

The franchise agreement requires the Company to comply with Holiday Inn’s operating standards, brand specifications, and property improvement plan (“PIP”) obligations. Transfers, encumbrances, or material modifications of the franchised hotel generally require the franchisor’s prior written consent.

The Company is currently in compliance with terms of its franchise agreement.

Hotel Management

In accordance with the franchise agreement, the Company has engaged a third-party hotel management company to oversee day-to-day operations of the Property. The management company is responsible for staffing, operating, and administering the hotel in compliance with Holiday Inn’s brand standards. The Company retains responsibility for capital expenditures, compliance with franchisor requirements, and oversight of the Property’s financial and operational performance.

7

VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO UNAUDITED FINANCIAL STATEMENTS

JUNE 30,2025

Operating Status

The Property operates as a fully functional hotel and generates recurring revenues through lodging, food and beverage services, and other ancillary hospitality offerings. The Company continues to maintain and invest in the Property to support operating performance and ongoing compliance with brand standards.

Basis of Presentation

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial statements (“U.S. GAAP”). Accordingly, they do not contain all information and footnotes required by accounting principles generally accepted in the United States of America for annual financial statements.

In the opinion of the Company’s management, the accompanying unaudited financial statements contain all of the adjustments necessary (consisting only of normal recurring accruals) to present the financial position of the Company as of June 30, 2025 and the results of operations and cash flows for the periods presented.

The results of operations for the six months ended June 30, 2025 are not necessarily indicative of the operating results for the full fiscal year or any future period.

These unaudited financial statements should be read in conjunction with the audited financial statements and related notes thereto included in the Form 8-K/A Nightfood Holdings, Inc. (“NGTF”) filed on February 3, 2026 for the years ended December 31, 2024 and 2023.

The Company and NGTF completed a share exchange agreement on August 27, 2025, whereby VV was acquired by NGTF in a business combination.

8

VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO UNAUDITED FINANCIAL STATEMENTS

JUNE 30,2025

Liquidity and Going Concern

As reflected in the accompanying financial statements, for the six months ended June 30, 2025, the Company had:

●	Net loss of $461,717; and
●	Net cash used in operations was $167,771

Additionally, at June 30, 2025, the Company had:

●	Members’ deficit of $7,762,352
●	Working capital deficit of $2,970,414; and
●	Cash on hand of $555,299

The Company generates revenue from the operation of VV; however, current levels of operating cash flows are not sufficient to fully support ongoing operating costs, required property maintenance, franchise obligations, and debt service. While the Property is an established, revenue-generating hotel, its operating performance for the periods presented has not produced positive cash flow adequate to meet the Company’s liquidity needs.

The Company has historically relied on a combination of hotel operating revenues and financing from its members and lenders to fund operations and capital requirements. Future liquidity will depend on the Property’s operating performance, the availability of additional financing, and the timing and magnitude of capital expenditures required to maintain franchise standards.

Liquidity Outlook

Based on current operating results, obligations coming due, and projected cash usage, management believes that the Company’s existing cash resources are not sufficient to fund operations for the twelve months following the issuance of these financial statements without obtaining additional financial support.

There is no assurance that such financing will be available on commercially reasonable terms or in sufficient amounts, and the Company’s ability to meet its obligations as they become due will depend on securing additional capital or improving operating performance beyond currently anticipated levels.

9

VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO UNAUDITED FINANCIAL STATEMENTS

JUNE 30,2025

Going Concern

The recurring operating losses, negative operating cash flows, members’ deficit, working capital deficit, and limited cash resources raise substantial doubt about the Company’s ability to continue as a going concern for at least one year after the date these financial statements are issued.

The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty and have been prepared on the basis that the Company will continue as a going concern and realize its assets and discharge its liabilities in the ordinary course of business.

Management’s strategic plans to address these matters include the following:

●	Continuing efforts to improve hotel operating performance through revenue management initiatives and cost controls;
●	Evaluating opportunities to refinance existing indebtedness or obtain supplemental financing;
●	Seeking additional capital contributions from members, as needed; and
●	Managing capital expenditures to align with available liquidity while maintaining compliance with franchise standards.

There can be no assurance that these plans will be successful. Failure to obtain additional financing or achieve improved operating performance may require the Company to modify operations, delay capital projects, or consider other strategic alternatives.

Note 2 - Summary of Significant Accounting Policies

Business Segments and Expense Disclosure

The Company follows ASC 280, Segment Reporting, which requires entities to report financial information based on the way management organizes and evaluates operations.

The Company owns and operates a single hotel property - VV, and its activities consist solely of providing lodging and related guest services. The Company’s Chief Executive Officer serves as the Chief Operating Decision Maker (“CODM”) and reviews financial information at the entity level for purposes of assessing performance and allocating resources. The CODM is not provided with, nor does he review, discrete financial information for multiple components of the business.

Accordingly, management has determined that the Company operates as one reportable operating segment: Hotel Operations.

Because the Company has a single operating segment, no additional disaggregated segment information is required under ASC 280. The measure of segment profit or loss used by the CODM is the Company’s operating income (loss), which is presented in the accompanying statements of operations.

10

VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO UNAUDITED FINANCIAL STATEMENTS

JUNE 30,2025

Use of Estimates and Assumptions

The preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles (“GAAP”) requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying disclosures. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the reporting date, and the recognition of revenues and expenses during the reporting period. Actual results may differ from those estimates, and such differences may be material.

Estimates and assumptions are evaluated on an ongoing basis and are based on historical experience, current economic conditions, industry trends, and other relevant quantitative and qualitative factors. Changes in estimates are recorded in the period in which they become known and are accounted for prospectively.

Significant estimates for the six months ended June 30, 2025 and 2024, respectively, include:

●	Impairment evaluation of long-lived assets; and
●	Estimated useful lives of property and equipment.

Risks and Uncertainties

The Company operates a single hotel property and is subject to various risks and uncertainties that may affect its financial condition, results of operations, and cash flows. In accordance with ASC 275, Risks and Uncertainties, factors that may impact the Company’s operating performance include:

●	Hospitality Industry Cycles: Changes in business and leisure travel patterns, seasonality, and local economic conditions may affect occupancy levels and room rates.
●	Macroeconomic Conditions: Inflation, labor cost pressures, rising interest rates, and changes in consumer spending may impact revenues and operating costs.
●	Operating Costs: Fluctuations in the cost and availability of labor, utilities, food and beverage products, and other hotel operating supplies may influence margins.
●	Competition and Market Dynamics: Competitive room pricing, new hotel supply, and changes in local market demand may affect the Property’s performance.

11

VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO UNAUDITED FINANCIAL STATEMENTS

JUNE 30,2025

●	Weather, Natural Events, and Public Health: Adverse weather conditions, natural disasters, or public health concerns may disrupt travel or temporarily impact operations.
●	Liquidity and Financing: The Company’s ability to fund operations and capital needs depends on adequate liquidity and access to financing.
●	Regulatory Requirements: The Company is subject to federal, state, and local regulations related to hotel operations, labor, licensing, and franchise standards.

Actual results could differ from management’s estimates, and the Company continues to monitor these risks and take actions intended to mitigate their potential impact.

Fair Value of Financial Instruments

The Company applies ASC 820, Fair Value Measurements, which defines fair value and establishes a three-level hierarchy based on the observability of inputs used in valuation:

●	Level 1 — Quoted prices in active markets for identical assets or liabilities.
●	Level 2 — Observable inputs other than quoted Level 1 prices.
●	Level 3 — Unobservable inputs requiring significant judgment.

The Company had no assets or liabilities measured at fair value on a recurring basis as of June 30, 2025 and December 31, 2024.

The Company’s financial instruments consist primarily of cash, accounts receivable, accounts payable, accrued liabilities, and debt obligations. These instruments are recorded at historical cost. The carrying amounts of these financial instruments approximate their fair values due to their short-term nature or because current borrowing rates and terms for similar instruments are readily available.

Nonrecurring fair value measurements use Level 3 inputs when required. No such fair value measurements were recorded during the six months ended June 30, 2025 or the year ended December 31, 2024.

Cash and Cash Equivalents and Concentration of Credit Risk

For purposes of the statements of cash flows, the Company considers all highly liquid instruments with a maturity of three months or less at the purchase date and money market accounts to be cash equivalents.

At June 30, 2025 and December 31, 2024, respectively, the Company did not have any cash equivalents.

12

VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO UNAUDITED FINANCIAL STATEMENTS

JUNE 30,2025

The Company is exposed to credit risk on its cash and cash equivalents in the event of default by the financial institutions to the extent account balances exceed the amount insured by the FDIC, which is $250,000.

At June 30, 2025 and December 31, 2024, respectively, the Company did not experience any losses on cash balances in excess of FDIC insured limits.

Accounts Receivable

The Company accounts for accounts receivable in accordance with ASC 310, Receivables. Accounts receivable are stated at their net realizable value, representing the amounts expected to be collected from customers.

Trade receivables primarily arise from the Company’s hotel operations and include:

●	Guest ledger receivables, representing charges incurred by in-house guests prior to settlement at check-out; and
●	City ledger receivables, representing amounts due from corporate accounts, groups, travel agencies, and other third-party billing arrangements.

The Company does not require collateral and does not accrue interest on past-due balances.

Allowance for Expected Credit Losses

The Company evaluates the collectability of accounts receivable and records an allowance for expected credit losses in accordance with ASC 326, Financial Instruments—Credit Losses (CECL). The allowance is estimated using a provision-matrix approach that considers:

●	historical loss experience by receivable type,
●	customer aging and payment trends,
●	current economic conditions, and
●	reasonable and supportable forecasts.

Guest ledger balances generally have short settlement periods and historically low loss experience, while city ledger balances are evaluated based on aging, customer credit quality, and historical write-offs. Receivables with similar risk characteristics are evaluated collectively. Accounts deemed uncollectible are written off against the allowance when collection efforts are exhausted.

13

VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO UNAUDITED FINANCIAL STATEMENTS

JUNE 30,2025

The allowance for expected credit losses was $0 for the six months ended June 30, 2025 and 2024, respectively.

The following is a summary of the Company’s accounts receivable at June 30, 2025 and December 31, 2024:

	June 30, 2025	December 31, 2024

Accounts receivable	$75,533	$78,907
Less: allowance for credit losses	-	-
Accounts receivable - net	$75,533	$78,907

Bad Debt Expense

For the six months ended June 30, 2025 and 2024, bad debt was $0:

Bad debt expense (recovery) is recorded as a component of general and administrative expenses in the accompanying statements of operations.

Inventory

The Company accounts for inventory in accordance with ASC 330, Inventory. Inventory is stated at the lower of cost or net realizable value (“LCNRV”), using the first-in, first-out (FIFO) method. Inventory consists primarily of food and beverage items and retail/minibar products held for sale in the ordinary course of hotel operations.

Hotel operating supplies not held for sale—such as guest amenities, linens, and cleaning supplies—are expensed as incurred and are not included in inventory.

Inventory Valuation and Reserves

Management evaluates inventory at each reporting date to determine whether adjustments are required for slow-moving, obsolete, or impaired items. In assessing potential LCNRV adjustments, management considers:

●	aging and turnover trends;
●	expected future demand;
●	historical usage and spoilage of perishable items;
●	current pricing and market conditions; and
●	estimated net realizable value.

Any required adjustments are recorded within cost of revenues in the period identified.

14

VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO UNAUDITED FINANCIAL STATEMENTS

JUNE 30,2025

The Company recorded no inventory write-downs or LCNRV adjustments during the periods presented.

At June 30, 2025 and December 31, 2024, inventory was as follows:

Classification	June 30, 2025	December 31, 2024
Food and beverage	37,854	35,112

Concentrations

The Company evaluates concentrations of risk in accordance with ASC 275, Risks and Uncertainties. A concentration exists when a single customer, supplier, geographic region, or other external factor represents a significant portion (generally over 10%) of revenues, receivables, or supply chain activity and could have a severe near-term impact on the Company’s financial condition or results of operations.

For all periods presented, the Company reviewed its customer base, supplier relationships, and geographic exposures and determined that no such concentrations exist that meet the threshold for disclosure.

Property and Equipment

Property and equipment are recorded at cost, net of accumulated depreciation, in accordance with ASC 360, “Property, Plant, and Equipment.” Depreciation is calculated using the straight-line method over the estimated useful lives of the assets.

Repairs and maintenance expenditures that do not materially extend the useful life of an asset are expensed as incurred. Significant improvements or upgrades that increase the asset’s productivity, efficiency, or useful life are capitalized.

Property Improvement Plans (“PIPs”)

In connection with operating franchised hotel properties, the Company is periodically required under its franchise agreements to complete Property Improvement Plans (“PIPs”), which generally include renovations, replacements, and upgrades to guestrooms, public areas, building systems, and other components of the hotels.

15

VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO UNAUDITED FINANCIAL STATEMENTS

JUNE 30,2025

PIP-related expenditures are evaluated under ASC 360 to determine whether they should be capitalized or expensed:

●	Capitalized PIP costs

PIP costs are capitalized when they represent betterments or improvements that:

●	extend the useful life of the asset;
●	increase the asset’s capacity or efficiency;
●	materially upgrade the property to meet current brand standards; or
●	replace major components of the hotel.

Capitalized PIP costs are recorded as part of buildings and improvements or FF&E and depreciated over their estimated useful lives.

●	Expensed as incurred

Routine repairs, maintenance, cosmetic refreshes, and other PIP activities that do not extend useful life or enhance the asset’s functionality are expensed as incurred.

The determination of whether a PIP expenditure should be capitalized or expensed requires judgment and is based on the nature of the work performed, the condition of the underlying assets, and the extent to which the PIP activity enhances or extends the property’s utility.

Disposals

Upon disposal or sale of property and equipment, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is recognized in the statement of operations.

Impairment of Long-lived Assets

The Company evaluates the recoverability of long-lived assets, including identifiable intangible assets, in accordance with FASB ASC 360-10-35-15, Impairment or Disposal of Long-Lived Assets.

An impairment review is triggered when events or circumstances indicate that the carrying value of an asset group may not be recoverable. Factors considered include, but are not limited to:

●	Significant changes in expected performance compared to prior forecasts,
●	Changes in asset utilization, including discontinued or modified use,
●	Negative industry or economic trends that impact asset value, and
●	Strategic shifts in the Company’s business operations.

16

VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO UNAUDITED FINANCIAL STATEMENTS

JUNE 30,2025

Impairment Assessment Process

When impairment indicators exist, the Company performs a recoverability test by comparing the undiscounted future cash flows expected to be generated from the use and ultimate disposition of the asset group to its carrying amount.

●	If the undiscounted cash flows exceed the carrying amount, no impairment is recognized.
●	If the undiscounted cash flows are less than the carrying amount, an impairment loss is recognized, measured as the excess of the carrying amount over the fair value of the asset.

Impairment Results

For the six months ended June 30, 2025 and 2024, respectively, the Company did not record any impairment losses.

Revenue Recognition

The Company recognizes revenue in accordance with ASC 606, Revenue from Contracts with Customers. Revenue is recognized when control of promised goods or services transfers to the customer in an amount that reflects the consideration expected to be received. The Company’s revenues are derived solely from hotel operations at VV, including room rentals, food and beverage sales, and ancillary guest services.

ASC 606 Five-Step Model

The Company applies the five-step revenue recognition model as follows:

1.	Identify the contract with a customer – Guest room bookings, restaurant transactions, and event arrangements constitute contracts with defined rights, obligations, and payment terms. Collection is considered probable at inception.
2.	Identify performance obligations –
○	Each night of room occupancy is a distinct performance obligation.
○	Each food and beverage sale represents a distinct performance obligation.
○	Event, banquet, and other services each represent separate performance obligations.
3.	Determine the transaction price – The transaction price consists primarily of fixed consideration stated in room rates, menu pricing, or event agreements. Taxes collected on behalf of governmental authorities are excluded from revenue.

17

VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO UNAUDITED FINANCIAL STATEMENTS

JUNE 30,2025

4.	Allocate the transaction price – Contracts generally contain a single performance obligation; therefore, the full transaction price is allocated to that obligation.
5.	Recognize revenue when (or as) performance obligations are satisfied –
○	Room revenues are recognized over time on a daily basis as lodging services are provided.
○	Food and beverage revenues are recognized at a point in time when goods or services are delivered.
○	Event, banquet, and other ancillary revenues are recognized when the event occurs or the service is provided.
○	Advance deposits are recorded as contract liabilities until the related services are performed.

To provide further clarity on the nature, timing, and recognition of revenue, the Company’s revenue streams are discussed below:

Room Revenues

Room revenue is recognized at a point time as lodging services are provided. Guests typically settle charges at checkout or via credit card upon completion of the stay. Advance deposits are recorded as deferred revenue until the stay occurs.

Food and Beverage Revenues

Food, beverage, and catering revenues are recognized at the point in time the related goods or services are provided. Deposits received in advance for catered events are recorded as deferred revenue until the event takes place.

Ancillary Revenues

Revenues from meeting and event space rentals, retail/minibar sales, and other guest services are recognized at the point in time the services are rendered or the rental period elapses.

Contract Assets and Contract Liabilities

Given the short-term nature of guest transactions and timing of payment, contract assets are not significant. Contract liabilities consist of advance deposits for rooms or events.

The Company had no deferred revenue (contract liabilities) as of June 30, 2025 and December 31, 2024.

18

VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO UNAUDITED FINANCIAL STATEMENTS

JUNE 30,2025

Principal vs. Agent Consideration

The Company acts as the principal in substantially all hospitality transactions because it controls the goods and services before transfer to customers, sets pricing, and is responsible for fulfillment. Accordingly, revenue is reported on a gross basis.

Taxes Collected from Customers

Sales, occupancy, and similar taxes collected from guests and remitted to governmental authorities are excluded from revenue.

Summary of Compliance with ASC 606 and ASU Updates

Revenue Stream	Performance Obligation	Recognition Timing	Consideration Type

Hotel Operations	Provision of lodging and related guest services (rooms, food, beverage, and other ancillary services)	Point in time – revenue is recognized when the performance obligation is satisfied, typically upon guest occupancy (for rooms) or at the time goods/services are provided (for food, beverage, and ancillary services).	Fixed transaction price, generally settled at check-out. Prices exclude sales tax.

The following represents the Company’s disaggregation of revenues for the six months ended June 30, 2025 and 2024:

	For the Six Months Ended June 30,
	2025		2024
	Revenue	% of Revenues	Revenue	% of Revenues
Hotel operations	1,993,519	100.00%	2,366,293	100.00%

Cost of Revenues

Cost of revenues for hotel operations consists of direct costs incurred to provide lodging, food and beverage, and related guest services. These costs are recognized in the same period as the related revenue.

Cost components primarily include:

●	Room Operations – Housekeeping, front office, maintenance, laundry, and utilities directly related to guest accommodations.

19

VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO UNAUDITED FINANCIAL STATEMENTS

JUNE 30,2025

●	Food and Beverage – Cost of food, beverages, and related consumables used in restaurant, bar, and banquet operations.

●	Labor and Benefits – Wages, benefits, and payroll taxes for personnel directly involved in providing guest services.

●	Operating Supplies and Guest Amenities – Costs of linens, toiletries, and other consumables provided to guests.

●	Other Direct Costs – Contract services, credit card commissions, and minor operating equipment.

Depreciation of hotel buildings, furnishings, and equipment is not included in cost of sales and is presented separately as Depreciation and Amortization within operating expenses.

Income Taxes

The Company is a limited liability company and is treated as a pass-through entity for federal and applicable state income tax purposes. As a result, taxable income or loss of the Company is reported by the members on their respective income tax returns, and no provision for federal or state income taxes is included in the accompanying financial statements. The Company may be subject to certain state-level taxes, franchise fees, or other non-income-based taxes, which are recorded as incurred.

ASC 740 – Uncertain Tax Positions

The Company applies the guidance in ASC 740 related to accounting for uncertain tax positions. A tax position is recognized only when it is more likely than not that the position will be sustained upon examination by the relevant taxing authority.

As of June 30, 2025 and December 31, 2024, the Company had no uncertain tax positions that required recognition or disclosure. The Company also incurred no interest or penalties related to uncertain tax positions during the periods presented.

Advertising Costs

Advertising and marketing costs are expensed as incurred and classified within operating expenses.

Under the Company’s Holiday Inn Franchise License Agreement, the Company is required to pay ongoing marketing and advertising program fees, which are included as part of franchise fees and recorded within general and administrative expenses in the statements of operations.

Accordingly, advertising and marketing costs are not presented as a separate advertising expense line item.

20

VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO UNAUDITED FINANCIAL STATEMENTS

JUNE 30,2025

The Company recognized separately presented advertising and marketing expenses for the six months ended June 30, 2025 and 2024 of $70,215 and $40,544, respectively.

Related Parties

The Company defines related parties in accordance with ASC 850, “Related Party Disclosures,” and SEC Regulation S-X, Rule 4-08(k). Related parties include entities and individuals that, directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company.

Related parties include, but are not limited to:

●	Principal owners of the Company.
●	Members of management (including directors, executive officers, and key employees).
●	Immediate family members of principal owners and members of management.
●	Entities affiliated with principal owners or management through direct or indirect ownership.
●	Entities with which the Company has significant transactions, where one party has the ability to exercise control or significant influence over the management or operating policies of the other.

A party is considered related if it has the ability to control or significantly influence the management or operating policies of the Company in a manner that could prevent either party from fully pursuing its own separate economic interests.

The Company discloses all material related party transactions, including:

●	The nature of the relationship between the parties.
●	A description of the transaction(s), including terms and amounts involved.
●	Any amounts due to or from related parties as of the reporting date.
●	Any other elements necessary for a clear understanding of the transactions’ effects on the financial statements.

Related party disclosures are presented in accordance with ASC 850-10-50-1 through 50-6, which require disclosure of the nature, terms, and financial effects of material related party transactions. The Company also complies with SEC Regulation S-X, Rule 4-08(k), which requires disclosure of material related party balances and transactions, including their effect on the Company’s financial position and results of operations.

See Note 8 regarding member contributions and distributions.

21

VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO UNAUDITED FINANCIAL STATEMENTS

JUNE 30,2025

Recent Accounting Standards

Adopted Accounting Standards

The Company monitors FASB Accounting Standards Updates (“ASUs”) applicable to its financial reporting. During the periods presented, the Company adopted all ASUs that became effective and applicable to its operations. Adoption of these standards did not have a material impact on the Company’s financial statements.

Accounting Standards Issued but Not Yet Adopted

The FASB has issued ASUs that will become effective in future reporting periods. These updates primarily relate to enhanced disclosures for public business entities, including expanded disaggregation of expenses and certain income tax disclosures. Because the Company is a pass-through limited liability company and its operations are limited to hotel activities, the Company does not expect these standards to have a material effect on its financial statements when adopted.

Other Accounting Standards Updates

The FASB has issued other technical corrections and narrow-scope amendments across various accounting topics. These updates are not expected to have a material impact on the Company’s financial statements.

22

VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO UNAUDITED FINANCIAL STATEMENTS

JUNE 30,2025

Note 3 – Notes Receivable

During the six months ended June 30, 2025, the Company loaned an aggregate $1,547,000 to NGTF. These advances were prior to the Company being acquired and are summarized as follows:

Terms	Note Receivable #1	Note Receivable #2	Total

Issuance date of note	April 18, 2025	June 15, 2025
Maturity date	April 18, 2026	June 15, 2026
Interest rate	15%	15%
Collateral	Unsecured	Unsecured

Balance - December 31, 2024	$-	$-	$-
Advances	997,000	550,000	1,547,000
Balance - June 30, 2025	997,000	550,000	1,547,000
Current	997,000	550,000	1,547,000
Long term	$-	$-	$-

Note 4 – Property and Equipment

Property and equipment consisted of the following:

			Estimated Useful
	June 30, 2025	December 31, 2024	Lives (Years)
Building and improvements	$10,253,427	$10,204,529	7 - 31.5
Land	1,908,675	1,908,675	N/A
Accumulated depreciation	(7,853,109)	(7,754,370)
Total property and equipment - net	$4,308,993	$4,358,834

Depreciation expense for the six months ended June 30, 2025 and 2024, was $98,738 and $91,969, respectively,

Depreciation is included within general and administrative expenses in the accompanying statements of operations.

23

VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO UNAUDITED FINANCIAL STATEMENTS

JUNE 30,2025

Note 5 – Accounts Payable and Accrued Liabilities

Accounts payable and accrued liabilities consist of amounts owed to vendors and service providers for goods and services received but not yet paid as of the balance sheet date. These obligations are typically settled within the normal operating cycle.

Accrued liabilities include payroll and related benefits, professional fees, interest, and other routine operating accruals. The Company also records estimates for expenses incurred but not yet invoiced at period end.

Amounts due to related parties, if any, represent reimbursements or other costs incurred in the ordinary course of business.

Management believes that all accounts payable and accrued liabilities are current, and that the carrying amounts approximate fair value due to their short-term nature.

Accounts payable and accrued liabilities were as follows:

	June 30, 2025	December 31, 2024
Accounts payable and accrued liabilities	$1,806,508	$1,549,716

24

VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO UNAUDITED FINANCIAL STATEMENTS

JUNE 30,2025

Note 6 – Debt

Mortgage Note Payable

The following represents a summary of the Company’s Mortgage Note Payable at June 30, 2025 and December 31, 2024:

Loan #1
Property Name	Holiday Inn Victorville
Date of Note	June 6, 2022
Maturity Date of Note	June 6, 2029
Interest Rate	5.00%
In-Default	$-
Collateral	Property

December 31, 2023	$9,889,458
Repayments	(242,437)
December 31, 2024	9,647,021
Less: short term	327,994
Long term	$9,319,027

December 31, 2024	$9,647,021
Repayments	(118,738)
June 30, 2025	9,528,283
Less: short term	427,352
Long term	$9,100,931

25

VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO UNAUDITED FINANCIAL STATEMENTS

JUNE 30,2025

Notes Payable

The following represents a summary of the Company’s Notes Payable at June 30, 2025 and December 31, 2024:

	Loan #2	Loan #3	Total
Date of Note	April 15, 2025	May 22, 2025
Maturity Date of Note	April 15, 2026	May 22, 2026
Interest Rate	15.00%	15.00%
In-Default	$-	$-
Collateral	All Assets	All Assets

December 31, 2024	$-	$-	$-
Advances	1,140,000	2,335,000	3,475,000
Debt Discount	(114,000)	(233,500)	(347,500)
Amortization of debt discount	19,000	19,300	38,300
June 30, 2025	1,045,000	2,120,800	3,165,800
Less: short term	1,045,000	2,120,800	3,165,800
Long term	$-	$-	$-

Note 7 – Commitments and Contingencies

Contingencies – Legal Matters

The Company is subject to litigation claims arising in the ordinary course of business. The Company records litigation accruals for legal matters which are both probable and estimable and for related legal costs as incurred. The Company does not reduce these liabilities for potential insurance or third-party recoveries.

As of June 30, 2025 and December 31, 2024, the Company is not aware of any litigation, pending litigation, or other transactions that require accrual or disclosure.

Note 8 –Members’ Deficit

The Company is a limited liability company. As such, equity interests are reflected as members’ capital (deficit) rather than common stock. Profit and loss allocations, contributions, distributions, and voting rights are governed by the Company’s operating agreement.

26

VICTORVILLE TREASURE HOLDINGS, LLC

DBA HOLIDAY INN VICTORVILLE

NOTES TO UNAUDITED FINANCIAL STATEMENTS

JUNE 30,2025

Members’ Capital Activity

Changes in members’ capital for the six months ended June 30, 2025 and the year ended December 31, 2024 consisted of member contributions, member distributions, and the Company’s net loss for each period.

The Company had a members’ deficit as of June 30, 2025 and December 31, 2024 due to accumulated operating losses and historical distributions exceeding contributions.

Note 9 – Subsequent Events

Subsequent to June 30, 2025, the Company had the following transactions:

Mortgage Note Payable

Subsequent to June 30, 2025, and through the date the Company was acquired by Nightfood Holdings, Inc., on August 27, 2025, the Company made all of its scheduled principal and interest payments totaling $151,900 on its mortgage note payable. These payments were made in accordance with the loan’s amortization schedule, and the Company remained current on the obligation through the acquisition date.

See Note 6 for additional information on the mortgage note payable.

27